Rule 497(e)
                                                              File Nos. 33-66564
                                                                   and 811-05817

                       Supplement dated December 19, 2003
                           To the Prospectus for the

                        VARIFUND PLUS(R) Variable Annuity
                                Dated May 1, 2003

                                 Issued Through
                CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1
                                       by
                    CANADA LIFE INSURANCE COMPANY OF AMERICA

Effective January 30, 2004, the Fidelity VIP Overseas Portfolio Subaccount is closed to new investment. "Closed to new investment" means no one can allocate additional amounts (either through policy transfer or additional premium) to that Subaccount after January 30, 2004.


If you have any amount in the Fidelity VIP Overseas Subaccount on January 30, 2004, you may do the following (subject to the terms and conditions contained in the prospectus):

o transfer amounts out of the Fidelity VIP Overseas s Portfolio Subaccount into other Subaccounts;

o    withdraw amounts from the Fidelity VIP Overseas Portfolio Subaccount; and

o maintain your current investment in the Fidelity VIP Overseas Portfolio Subaccount.


Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or automatic portfolio rebalancing) directing us to invest in the Subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into this Subaccount.


As always, the availability of any Subaccount as an investment option, including the Fidelity VIP Overseas Portfolio Subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.

            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.